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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 15, 2003
                         CNH WHOLESALE RECEIVABLES INC.
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                               333-107999                   20-0214383
 (State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)

         100 South Saunders Road, Lake Forest                       60045
       (Address of Principal Executive Offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (847) 735-9200


          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.   Financial Statements and Exhibits.

     (c) Exhibits.


Exhibit
  No.    Document Description
-----------------------------

20.1     Monthly Servicer Report dated December 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CNH WHOLESALE RECEIVABLES INC.
                                                  (Registrant)



Dated: December 15, 2003                          By: /s/  BRIAN O'KEANE
                                                     -------------------
                                                           Brian O'Keane
                                                           Assistant Treasurer

                                INDEX TO EXHIBITS

Exhibit Sequential
  No.   Document Description
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20.1         Monthly Servicer Report dated December 15, 2003.